                                           MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

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   "Hello, I'm trying to reach <s/h name>. Is he/she available?   MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING
    YOUR INVESTMENT IN THE <FUND NAME>. We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?"

-----------------------------------------------------------------------------------------------------------------------------------
        NO                                                                          YES
     --------                                                                    ---------

                                ---------------------------------------------------------------------------------------------

                                                                   <Use Appropriate Rebuttal>

                                   WOULD YOU HAVE ANY OBJECTIONS TO VOTING  ALONG WITH THE RECOMMENDATIONS OF YOUR BOARD?

                                ---------------------------------------------------------------------------------------------

                                           SHAREHOLDER AGREES                                  SHAREHOLDER
                                                TO VOTE                                      DECLINES TO VOTE
                                          --------------------                              ------------------

                                                            -----------------------------------------------------------------------

                                                                Would you like our toll free number so you can call back at your
----------------------------------------------------          convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.
     I AM RECORDING YOUR <  > VOTE AND WILL
   SEND YOU A PRINTED CONFIRMATION TO (ADDRESS).            -----------------------------------------------------------------------
  FOR CONFIRMATION PURPOSES, MAY I HAVE THE CITY,
   STATE AND ZIP CODE THAT WE'LL BE MAILING YOUR                     YES                                               NO
                CONFIRMATION TO?                                  --------                                           ------

----------------------------------------------------                                                   ----------------------------
                                                                                                          Thank you for your time.
                                                                                                          Have a good day/evening!
                                                        ------------------------------------------     ----------------------------
                                                         Please call <inbound toll free> any time
                                                          between 9am and 11pm EST weekdays or
                                                            between Noon and 6pm on Saturday.
----------------------------------------------------    ------------------------------------------
      Thank you for your time and your vote                Thank you for your time. Have a good
       Mr./Mrs. ________ have a good ___!                            day/evening!
----------------------------------------------------    -----------------------------------------
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

   MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW - ALTERNATE INTRODUCTION CALL FLOWS

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 "Hello, I'm trying to reach <s/h name>. Is he/she available?  MY NAME IS ____
AND I'M CALLING ON A RECORDED LINE REGARDING YOUR INVESTMENT IN THE <FUND NAME>.
  We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?"

--------------------------------------------------------------------------------

IF INVESTMENT IS IN A TRUST:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> HELD IN <TRUST NAME> FOR WHICH YOU ARE LISTED AS TRUSTEE.

IF INVESTMENT IS IN A CUSTODIAL ACCT FOR A MINOR:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> YOU CONTROL AS CUSTODIAN FOR <NAME OF MINOR>.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME WITH A TRUSTEE
LISTED:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> HELD IN THE <COMPANY'S NAME>
<401 K / PENSION PLAN> FOR WHICH YOU ARE LISTED AS TRUSTEE.

--------------------------------------------------------------------------------

                         SPECIAL ALTERNATE INTRODUCTIONS

--------------------------------------------------------------------------------

        "Hello, I'm trying to reach <contact name>. Is he/she available?

--------------------------------------------------------------------------------

IF INVESTMENT IS IN A COMPANY NAME:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> REGISTERED TO <COMPANY'S NAME> FOR WHICH YOU ARE LISTED AS
CONTACT. I AM TRYING TO REACH THE PERSON WHO HANDLES THE PROXY VOTING.

IF INVESTMENT CONTAINS C/O OR ATTN:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> REGISTERED TO <S/H NAME>.
PROXY MATERIALS WERE SENT TO <CONTACT NAME> AT <STREET ADDRESS>. I AM TRYING TO
REACH THE PERSON WHO HANDLES THE PROXY VOTING.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> REGISTERED TO <COMPANY'S NAME> <401 K / PENSION PLAN> FOR
WHICH YOU ARE LISTED AS CONTACT PERSON. I AM TRYING TO REACH THE PERSON WHO
HANDLES THE PROXY VOTING.

IF INVESTMENT IS HELD BY AN ASSOCIATION OR CLUB:
MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN
THE <FUND NAME> REGISTERED TO <ASSOCIATION/CLUB NAME>.
PROXY MATERIALS WERE SENT TO <CONTACT NAME> AT <STREET ADDRESS>. I AM TRYING TO
REACH THE PERSON WHO HANDLES THE PROXY VOTING.

-------------------------------------     -------------------------------------------      ---------------------

  IF CONTACT SAYS THEY HANDLE VOTING       IF CONTACT SAYS THEY DO NOT HANDLE VOTING ---->  Who should we speak to about this?
-------------------------------------     -------------------------------------------      ---------------------

----------------------------------------------------------------------------------------------------------------

      We sent a proxy card to register a vote for the shareholder meeting and haven't received it back. Are you authorized to vote on this investment?
              Would you have any objections to voting along with the recommendations of your Board?
             May I please have your <position with the company/the club> <relationship to SH Name>?

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